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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


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                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


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     Date of Report (Date of earliest event reported)  August 3, 2000




                     BPI PACKAGING TECHNOLOGIES, INC.
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          (Exact name of registrant as specified in its charter)




   Delaware                     1-10648                  04-2997486
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(State or other               (Commission             (IRS Employer
 jurisdiction of               File Number)            Identification
 incorporation)                                        Number)




455 Somerset Avenue, North Dighton, Massachusetts             02764
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(Address of principal executive offices)                    (Zip Code)




    Registrant's telephone number, including area code   (508) 824-8636










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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)   Financial statements of business acquired.

      Not applicable.


(b)   Pro forma financial information.

      Not applicable.


(c)   Exhibits.

      See Exhibit Index attached.






















































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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BPI PACKAGING TECHNOLOGIES, INC.
Date:  August 3, 2000


                                    By:   /s/  Ivan J. Hughes
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                                          Ivan J. Hughes
                                          Chairman of the
                                          Board of Directors





















































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                               EXHIBIT INDEX



EXHIBIT
NUMBER            DOCUMENT
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99.1              Press Release of BPI Packaging Technologies, Inc.,
                  dated August 3, 2000.